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                AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT
      AND AMENDMENT TO REVOLVING LINE NOTES AND OPERATING LINE NOTES

                                Background

  This Amendment Number Seven to Credit Agreement and Amendment to Revolving Line Notes and Operating Line Notes ("Amendment") amends (a) the Credit Agreement dated July 31, 1991, originally among United Grocers, Inc. as Borrower, Seattle-First National Bank, United States National Bank of Oregon, and Security Pacific Bank Oregon as Banks, and Seattle-First National Bank as Agent, as previously amended by six amendments, the most recent of which was dated October 29, 1993, and which is hereafter referred to as the "Sixth Amendment" (the original Credit Agreement as so amended is hereafter referred to as the "Agreement"), and (b) those certain "Revolving Line Notes" and "Operating Line Notes", as such terms are defined in the Agreements and have been previously amended.

  Capitalized terms used, but not defined, in this Amendment will have the meaning given in the Agreement.

                                Agreements

  For good consideration, receipt of which is hereby acknowledged by each of the undersigned parties, the parties agree as follows:

       1.   Amendments to Agreement.

            a. Bank of America, National Trust and Savings Association ("Bank of America") shall no longer be a "Bank" or a "Revolving Line Bank" under the Agreement.

            b. The dollar amount increases made in Sections 1(a), 1(b), 1(c), 2, and 3 of the Sixth Amendment, which were to terminate on January 30, 1994, are hereby extended to April 30, 1994, subject to all of the terms and conditions of the Agreement.

            c. To reflect the elimination of Bank of America as a "Revolving Line Bank," and the redistribution of its credit commitment to the remaining Banks, the chart in Section 4.01 of the Agreement, as such section has been previously amended, is hereby amended to appear as follows:

     Lender              Aggregate Borrowings Permitted

     Seafirst            $22,000,000.00
     U.S. Bank           $17,000,000.00

     Total               $39,000,000.00

     2. Amendment of Revolving Line Notes. Each of the Amended and Restated Revolving Line Notes dated April 20, 1993, other than that of Bank of America, are hereby amended to reflect an increase in their respective maximum dollar amounts to the following amounts:

     Lender              Maximum Note Amount

     Seafirst            $22,000,000.00
     U.S. Bank           $17,000,000.00

     Total               $39,000,000.00

Bank of American's Amended and Restated Revolving Line Note shall be marked canceled or paid and sent to Agent for delivery to Borrower immediately upon receipt by Bank of America of all principal and accrued interest outstanding under said note, and all commitment fees, prepayment fees and other fees and expenses due to Bank of America under the Loan Documents.

     3. Release of Bank of America. Upon execution of this Amendment, Bank of America shall have no further obligations to Borrower under the Agreement.

     4. Counterparts; Effect. This Amendment may be executed in multiple counterparts, which when taken together shall be considered a single original. Except as specifically amended by this Amendment or prior amendments, all other terms, conditions, and definitions of the Agreement and the Notes shall remain in full force and effect.

     DATED as of the 28th day of January, 1994.

Borrower:                Banks:

UNITED GROCERS, INC.     SEATTLE-FIRST NATIONAL BANK,
                         as Bank and as Agent
                         By
                         Title
By  Alan C. Jones        By

Title  President         Title

                         UNITED STATES NATIONAL BANK
                         OF OREGON
By John W. White

Title Vice President
                         By

                         Title

  The undersigned Bank acknowledges its approval of the above Amendment, and agrees that upon receipt by the undersigned of payment in full of all principal and accrued interest outstanding under its Amended and Restated Revolving Line Note, and all commitment fees, prepayment fees and other fees and expenses due to it under the Loan Documents, Borrower shall have no further obligation to the undersigned under the Agreement or any of the other Loan Documents.

                         Withdrawing Bank:

                         BANK OF AMERICA, NATIONAL
                         TRUST AND SAVINGS ASSOCIATION


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